Wendy's
Arby's

WENDY'S ARBY'S GROUP

SERVING FRESH IDEAS DAILY.

Second Quarter 2010
Earnings Call & Webcast
August 12, 2010

Wendy's
Arby's

WENDY'S ARBY'S GROUP

SERVING FRESH IDEAS DAILY.

John Barker

Chief Communications Officer

Opening Comments

• Business Highlights - Roland Smith
 – Economic and competitive environment
 – Second quarter 2010 highlights
 – Second quarter brand updates
 – Recent international developments
• Financial Overview - Steve Hare
 – Second quarter consolidated financial overview
 – Stock repurchases and dividends
 – 2010 financial outlook
• Brand Strategies and Investment Highlights - Roland Smith
• Q&A
Agenda

Wendy’s/Arby’s Group Reported Today:
• Second Quarter 2010 Results
• Updated 2010 Outlook
• Balance Sheet Highlights
• Adjusted EBITDA
• Selected Brand Financial Highlights
• Form 10-Q
Second Quarter 2010

Forward-Looking Statements and
Regulation G
This presentation, and certain information that management may discuss in connection with this presentation, may contain statements that are not historical facts, including, importantly, information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995 (the “Reform Act”). For all our forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking
Statements” in our most recent earnings press release and in the “Special Note Regarding
Forward-Looking Statements and Projections” and “Risk Factors” sections of our most recent
Form 10-K and subsequent Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures, such as earnings before interest, taxes, depreciation and amortization, or EBITDA. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measure are in the
Appendix to this presentation, and are included in the earnings release and posted on the
Investor Relations section of our website.

Wendy's
Arby's

WENDY'S ARBY'S GROUP

SERVING FRESH IDEAS DAILY.

Roland Smith

President & Chief Executive Officer

Business Highlights

Unemploymentrate remains high at 9.5%
Confidencedeclined in June and July
11%
10%
9%
8%
7%
6%
5%
4%
Unemployment Rate
Consumer Confidence Index
Jul '06
Nov '06
Mar '07
Jul '07
Nov '07
Mar '08
Jul '08
Nov '08
Mar '09
Jul '09
Nov '09
Mar '10
Jul '10
Unemployment Rate
Consumer Confidence Index

Source: U.S. Bureau of Labor Statistics, The Conference Board

120
110
90
80
70
60
50
40
30
20
100
Unemployment Remains High and Consumer
Confidence Declined in June and July

QSR Brands	Value Tier
McDonald’s	Dollar menu, including breakfast (national) $2.99 mini combo meals (regional) $0.49 hamburger/$0.59 cheeseburger (regional)
Burger King	$1 double cheeseburger
Taco Bell	$2 mini combo meals
Pizza Hut	$10 any pizza
Subway	$5 for any footlong sub
Sonic	$2.99 footlong quarter pound Coney hotdog
Jack in the Box	$3.99 “Really Big Chicken Sandwich” combo
QSR Restaurant Brands are Still
Emphasizing Value Promotions

• Adjusted EBITDA* grew 3.2% to $120.9 million
 – Net income was $10.7 million
• Wendy’s:
 – 50 basis point restaurant margin improvement in company-
 operated stores
• Arby’s:
 – Focused on turnaround plan to re-energize the brand
 – Transactions improved to flat
• G&A Expense decreased 13.5% to $97.5 million
 – Wind down of merger-related integration costs
 – Decrease in staffing and compensation
*See Appendix.
Second Quarter 2010 Business
Overview

WENDY'S
ARBY'S
GROUP
SERVING FRESH IDEAS DAILY.

DELUXE VALUE MEALS
You know when it's real.™

NEW
Experience the fiery taste of
SPICY CHIPOTLE
CHICKEN
BONELESS WINGS

NEW
BBQ BACON
DELUXE VALUE MEALS
299
BBQ BACON
DOUBLE JR.
CHEESEBURGER
BBQ BACON
CRISPY
CHICKEN
SANDWICH
Try 2 hot offers with lots of sizzle.

April
May
June
Q2 2010 N.A. Same-Store Sales
Systemwide (1.7%)
Company-owned (2.9%)
Franchise  (1.4%)
Restaurant Margin
Q2 2010  16.4%
Q2 2009  15.9%
Wendy’s 2nd Quarter 2010

WENDY'S ARBY'S GROUP

SERVING FRESH IDEAS DAILY.

STARTING AT
$1
VALUE MENU
KA BOOM!

New!
STEAKHOUSE
TOASTED SUB
SANDWICH
COMBO

Beef ‘n Cheddar
Steakhouse
Toasted Sub
National:
Value Menu
Q2 2010 N.A. Same-Store Sales
Systemwide (7.4%)
Company-owned (8.8%)
Franchise  (6.7%)
Restaurant Margin
Q2 2010  13.4%
Q2 2009  14.9%
April
May
June
Arby’s 2nd Quarter 2010

Latin America/Caribbean - 216 restaurants
Europe/Middle East - 11 restaurants
Asia/Pacific - 84 restaurants
Current International Restaurants
311 as of Q2 2010
International excludes 476 restaurants in Canada
Singapore
35 restaurants
(Wendy’s)
Middle East
80 restaurants
(dual-branded)
Turkey
100 restaurants
(Arby’s)
Russia
180 restaurants
(dual-branded)
Eastern Caribbean
24 restaurants
(Wendy’s)
Wendy’s/Arby’s International
Major New Development Agreements

Wendy's
Arby's

WENDY'S
ARBY'S
GROUP

SERVING FRESH IDEAS DAILY.

Steve Hare

Chief Financial Officer

Financial Overview

($ in Millions, except per share amounts)

	Q2 2010	Q2 2009	$ Change
Revenues:			
Sales	$ 782.7	$ 816.2	(33.5)
Franchise revenues	94.3	96.5	(2.2)
	877.0	912.7	(35.7)
Costs and expenses:			
Cost of sales	659.1	686.5	(27.4)
General and administrative	97.5	112.7	(15.2)
Depreciation and amortization	45.0	44.7	0.3
Impairment of long-lived assets	2.4	8.7	(6.3)
Facilities relocation and corporate restructuring	-	3.0	(3.0)
Other operating expense, net	0.3	0.6	(0.3)
	804.3	856.2	(51.9)
Operating profit	72.7	56.5	16.2
Interest expense	(34.4)	(31.1)	(3.3)
Loss on the early extinguishment of debt	(26.2)	-	(26.2)
Investment income (loss), net	5.0	(2.8)	7.8
Other income, net	1.4	0.8	0.6
Income before income taxes	18.5	23.4	(4.9)
Provision for income taxes	(7.8)	(8.5)	0.7
Net income	$ 10.7	$ 14.9	$ (4.2)

Second Quarter 2010 Consolidated
Operating Results

($ in Millions)

	Q2 2010	YTD 2010
EBITDA	$ 120.0	$ 204.3
Adjustments:		
Integration costs in G&A	0.9	3.7
SSG purchasing co-op expense	-	4.9
Adjusted EBITDA	$ 120.9	$ 212.9
Growth %	*+3.2%*	*+7.8%*

*See Appendix.
Second Quarter and YTD 2010
Adjusted EBITDA*

($ in Millions, except per share)

	Q2 2010		Per share	
Net Income	$	10.7	$	0.03
Special items included in net income:				
Integration costs in G&A	$	(0.5)	$	-
Impairment of long-lived assets		(1.5)		-
Loss on early extinguishment of debt		(16.2)		(0.04)
Gain on collection of note receivable		3.0		0.01
Total special items included in net income	$	(15.2)	$	(0.03)

Second Quarter 2010 Net Income
and Special Items

($ in Millions)	**Six Months Ended July 4, 2010**
Cash from operations	$ 102.2
Capital expenditures	(52.7)
Net cash from operations	49.5
Proceeds from long-term debt, net	31.3
Proceeds from repayment of note receivable	30.8
Stock buybacks and dividends	(186.5)
Other	(8.4)
Decrease in cash	(83.3)
Beginning cash	591.7
Ending cash at July 4, 2010	$ 508.4

Cash Flow - First Half 2010

($ in Millions)

	July 4, 2010	Y/E 2009
Total Debt	$ 1,574.6	$ 1,522.9
Cash and Cash Equivalents	508.4	591.7
Net Debt	$ 1,066.2	$ 931.2
Total Debt / Adjusted EBITDA	3.6x	3.6x
Net Debt / Adjusted EBITDA	2.4x	2.2x

Debt Capitalization

• Stock Repurchases
 – $325 million authorized for stock repurchases of which
 $80 million remains available
 – As of August 6, 2010, 52 million common stock shares
 repurchased for $245 million, at an average per share price of $4.69
 – Company may repurchase additional shares as market
 conditions warrant through January 2, 2011
• Quarterly Cash Dividend
 – $0.015 per share
 – Payable on September 15, 2010 to stockholders of record as of
 September 1, 2010
Stock Repurchases and Dividends

• 2010 Adjusted EBITDA -3% to -5%, as compared to 2009
 Adjusted EBITDA* of $411.6 million, normalized for the 53rd week (2009 net income was $5.1 million)
 – 2010 Outlook excludes approximately $8 million of Wendy’s new breakfast advertising
 – 2010 Outlook includes the following expectations for the
 full-year:
 ▪ Flat same-store sales at Wendy’s
 ▪ Improvement of 70 to 90 basis points in Wendy’s margin
 ▪ Negative same-store sales at Arby’s, but improving on a year-over-year basis
 ▪ Capital expenditures of approximately $165 million
• 2011 Adjusted EBITDA Outlook under review
Outlook
*See Appendix.

Wendy's
Arby's

WENDY'S
ARBY'S
GROUP

SERVING FRESH IDEAS DAILY.

Roland Smith

President & Chief Executive Officer

Brand Strategies and
Investment Highlights

WENDY'S ARBY'S GROUP

July | August | September

You know when it's real.™

Bacon Deluxe.
NEW
APPLEWOOD SMOKED
BACON

SPICY CHICKEN CAESAR
BAJA
BLT COBB
APPLE PECAN CHICKEN
Flavor never felt so fresh!
HEARTY ORIGINAL
SALADS

99¢ Frosty
Wendy's
OLD FASHIONED HAMBURGERS
SPICY
CHICKEN
NUGGETS

Wendy’s Marketing Calendar
2010

APPLE PECAN CHICKEN

PART OF A BALANCED DIET

- 1 CUP OF VEGETABLES
- 1/2 CUP OF FRUIT
- 1/2 CUP OF MILK
- 4 oz. OF MEAT

Fresh fact: Apples and cranberries naturally contain disease fighting antioxidants that protect the body.

SPICY CHICKEN CAESAR

PART OF A BALANCED DIET

- 1 1/2 CUPS OF VEGETABLES
- 1/2 CUP OF MILK
- 3 1/2 oz. OF MEAT

Fresh fact: Cheese is a natural source of calcium for good bone health and development.

BLT COBB

PART OF A BALANCED DIET

- 1 1/2 CUPS OF VEGETABLES
- 1/2 CUP OF MILK
- 5 oz. OF MEAT

Fresh fact: Eggs have the highest quality protein which is important for healthy muscles.

BAJA

PART OF A BALANCED DIET

- 2 CUPS OF VEGETABLES
- 1 CUP OF MILK
- 2 oz. OF MEAT

Fresh fact: Every day we use fresh vegetables when making our pico de gallo.

New Salad Line at Wendy’s

STARTING AT
$1
VALUE MENU
KA BOOM!

$2.99
THE MEAL DEAL!
FEATURING THE JR. DELUXE SANDWICH, SMALL FRIES & DRINK.

REGULAR
Beef 'n Cheddar
COMBO
pepsi
COMBO
$
SANDWICH
$

Arby's
A TASTY PART OF OUR
VALUE MENU
STARTING AT
$1

New! Arby's Chocolate Turnover
HERSHEY'S

July
Aug/Sept
October
National Event
(7/18 - 8/14)
Local
(8/22 - 9/18)
National Event
(10/3 - 10/30)
2010
Arby’s Marketing Calendar

WENDY'S
ARBY'S
GROUP

Core Value
STEAKHOUSE
TOASTED SUB

3-Tier Value Approach:
Everyday Affordability for All Occasions
Entry Value
Value Menu
Classic Favorites
Premium Value
Specialty Indulgence
Arby’s Value Strategy

QSR Image Attributes (Agree that Arby's...)	Value Users vs. Non-Value Users
Serves food made with fresh ingredients	+24 pts
Has great tasting food	+23 pts
Affordable to eat often	+17 pts
Serves high quality food	+16 pts
Offers premium quality sandwiches	+15 pts
Good value for the money	+10 pts

Value Menu Users have a much more positive impression
of the brand - even on non-value related attributes
Consumers Are Positive about
the Arby’s Value Menu
• 83% of users indicated that they will definitely or
 probably visit again in next 30 days

WENDY'S ARBY'S GROUP

SERVING FRESH IDEAS DAILY.

NEW
Everything you need for a
REAL GOOD MORNING
TRY THE TOASTED MUFFIN SANDWICH

FRESH GRILLED
MORNIN' MELT PANINI
with
APPLEWOOD SMOKED BACON
AVAILABLE DURING BREAKFAST HOURS

NEW
FRESH-CUT FRUIT
and our
WARM AND DELICIOUS
GOOD-TO-GO
OATMEAL BAR

• Introducing new menu in three existing
 breakfast markets
 – Pittsburgh
 – Kansas City
 – Phoenix
• Beginning television advertising in the
 three markets in September
• Initial results are encouraging
• Expanding into additional company and
 franchise markets in Q4
Long-Term Growth Initiatives
Wendy’s Breakfast

WENDY'S
ARBY'S
GROUP
SERVING FRESH IDEAS DAILY.

Wendy's

Arby's

• Major initiative under way to upgrade restaurants
 – Wendy’s:100 remodels in 2010
 – Arby’s:100 remodels in 2010
Long-Term Growth Initiatives
Remodels

- Actively pursuing new development agreements in:

• Investing significant resources
• Early progress encouraging
 – Signed development agreements > 400 restaurants
 – Brazil
 – Japan
 – China
Long-Term Growth Initiatives
International

Investment Highlights
• Wendy’s:
 – Delivering margin improvement
 – Focused on “Real” brand positioning and product innovation
 – Maintaining value perception
• Arby’s:
 – Focused on turnaround
 – Transactions are improving
 – Testing core/premium value
• Investing in Long-Term Growth
• Strong Cash Flow Generator
 – Sustainable positive operating cash flow generation
 – $500 million of cash provides significant flexibility

www.wendysarbys.com
Q&A

Appendix

Disclosure Regarding Non-GAAP Financial Measures

EBITDA is used by the Company as a performance measure for benchmarking against the Company's peers and competitors. The Company believes EBITDA is useful to investors because it is frequently used by securities analysts, investors and other interested parties to evaluate companies in the restaurant industry. The Company also uses adjusted EBITDA, which excludes integration-related expenses included within general and administrative expense, expenses for the Strategic Sourcing Group purchasing co-op and facilities relocation and corporate restructuring expenses, as an internal measure of business operating performance. The Company believes adjusted EBITDA provides a meaningful perspective of the underlying operating performance of the Company's current business. EBITDA and adjusted EBITDA are not recognized terms under U.S. Generally Accepted Accounting Principles ("GAAP"). Because all companies do not calculate EBITDA or similarly titled financial measures in the same way, those measures as used by other companies may not be consistent with the way the Company calculates EBITDA or similarly titled financial measures and should not be considered as alternative measures of operating profit (loss) or net income (loss). Because certain income statement items needed to calculate net income vary significantly, the Company has not provided projections of net income and a reconciliation of projected adjusted EBITDA to net income. The Company's presentation of EBITDA and adjusted EBITDA is not intended to replace the presentation of the Company's financial results in accordance with GAAP.

Wendy's/Arby's Group, Inc. and Subsidiaries

Calculation and Comparison of EBITDA and a Reconciliation of EBITDA to Net Income

(In Thousands)	**Second Quarter**		**Six Months**	
(Unaudited)	**2010**	**2009**	**2010**	**2009**
EBITDA	$ 120,021	$ 109,894	$ 204,281	$ 182,370
Depreciation and amortization	(44,944)	(44,687)	(91,270)	(96,349)
Impairment of long-lived assets	(2,414)	(8,700)	(14,015)	(15,580)
Operating profit	72,663	56,507	98,996	70,441
Interest expense	(34,389)	(31,065)	(70,667)	(53,214)
Loss on the early extinguishment of debt	(26,197)	-	(26,197)	-
Investment income (expense), net	5,049	(2,793)	5,179	(4,587)
Other than temporary losses on investments	-	(789)	-	(3,916)
Other income (expense), net	1,428	1,581	2,706	(1,016)
Income before income taxes	18,554	23,441	10,017	7,708
Provision for income taxes	(7,812)	(8,549)	(2,675)	(3,740)
Net income	$ 10,742	$ 14,892	$ 7,342	$ 3,968

Reconciliation of EBITDA to Adjusted EBITDA

(In Thousands)	**Second Quarter**		**Six Months**	
(Unaudited)	**2010**	**2009**	**2010**	**2009**
EBITDA	$ 120,021	$ 109,894	$ 204,281	$ 182,370
Plus:				
Integration costs in general and administrative (G&A	856	4,266	3,750	7,917
SSG purchasing cooperative expense in G&A	-	-	4,900	-
Facilities relocation and corporate restructuring	-	3,013	-	7,174
Adjusted EBITDA	$ 120,877	$ 117,173	$ 212,931	$ 197,461
Adjusted EBITDA Growth %	3.2%		7.8%

Wendy's/Arby's Group, Inc. and Subsidiaries
Calculation of EBITDA and a Reconciliation of EBITDA to Net Income

(In Thousands) (Unaudited)	2009 53 weeks
EBITDA	$384,359
Depreciation and amortization	-190,251
Impairment of long-lived assets	-82,132
Operating profit	111,976
Interest expense	-126,708
Investment expense, net	-3,008
Other than temporary losses on investments	-3,916
Other income, net	1,523
Loss from continuing operation before income taxes	-20,133
Benefit from income taxes	23,649
Income from continuing operations	3,516
Income from discontinued operations, net of income taxes	1,546
Net income	$5,062

Reconciliation of EBITDA to Adjusted EBITDA (53 weeks) and Normalized (52 weeks) EBITDA

(In Thousands) (Unaudited)	2009
EBITDA – 53 weeks	$384,359
Plus:	
Integration costs in general and administrative (G&A)	16,598
Wendy's purchasing co-op start-up costs in G&A	15,500
Facilities relocation and corporate restructuring	11,024
Pension withdrawal expense in cost of sales	4,975
Benefit from vacation policy standardization in G&A	-3,339
Benefit from vacation policy standardization in cost of sales	-3,925
Adjusted EBITDA – 53 weeks	$425,192
Less:	
53rd Week effect on fiscal year EBITDA	-13,600
Normalized 52 weeks adjusted EBITDA	$411,592